Exhibit 99.1

Investor Relations ir@membershipcollectivegroup.com Media and Press press@membershipcollectivegroup.com

LONDON, U.K. March 18, 2022 — Membership Collective Group Inc. (NYSE: MCG) (“MCG,” “Company,” “we” or “our”), a global membership platform of physical and digital spaces that connects a vibrant, diverse, and global group of members, today announced that its board of directors and a relevant sub-committee thereof authorized a stock repurchase program to repurchase up to USD$50 million of the Company’s Class A common stock.

Under the stock repurchase program, the Company is authorized to repurchase from time to time shares of its outstanding Class A common stock on the open market or in privately negotiated transactions in the United States.

The timing and amount of stock repurchases will depend on a variety of factors, including market conditions as well as corporate and regulatory considerations. The stock repurchase program may be suspended, modified or discontinued at any time and the Company has no obligation to repurchase any amount of its common stock under the program. The Company intends to make all repurchases in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended. MCG may elect to conduct certain of these repurchases in connection with a trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act.

Ron Burkle, Executive Chairman of the Board, said: “This step reflects our belief in the favorable long-term opportunity ahead, given the company’s scale and pace of international growth.

With an accelerated pipeline of nine new Soho House openings this year and eight to ten per year thereafter, together with an increased demand for memberships, expansion into new markets and positive momentum post Covid, we remain increasingly confident in the future performance of MCG.”

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance and operational performance for future periods, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended January 2, 2022 and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. In addition, we operate in rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. In addition, the forward-looking statements made in this release relate only to events or information as of the date on which the statements are made in this release. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contacts:

Investor Relations

ir@membershipcollectivegroup.com

Media and Press

press@membershipcollectivegroup.com

About Membership Collective Group:

The Membership Collective Group (MCG) is a global membership platform of physical and digital spaces that connects a vibrant, diverse and global group of members. These members use the MCG platform to work, socialize, connect, create and flourish all over the world. We began with the opening of the first Soho House in 1995 and remain the only company to have scaled a private membership network with a global presence. Members around the world engage with MCG through our global collection of 33 Soho Houses, 9 Soho Works, The Ned in London, Scorpios Beach Club in Mykonos, Soho Home – our interiors and lifestyle retail brand – and our digital channels. The LINE and Saguaro hotels in North America also form part of MCG’s wider portfolio.

For more information, please visit www.membershipcollectivegroup.com.

Source: Membership Collective Group (MCG)